EXHIBIT 99.1

                              LETTER OF TRANSMITTAL
          To Exchange Shares of Common Stock of UNUMProvident Corp. and
                                Dana Corporation
                 Pursuant to the Prospectus Dated __________ by
                            MindLoft.Com Incorporated

                      THE OFFER WILL EXPIRE AT 8:00 PM, NEW
                 YORK CITY TIME, ON __________, __________, 2000
                          UNLESS THE OFFER IS EXTENDED.

                        The Depository For The Offer is:

                            Wilmington Trust Company
                               Rodney Square North
                            1100 North Market Street
                            Wilmington, DE 19890-0001
                            Telephone: (302) 651-1000

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. YOU MUST SIGN THIS LETTER OF TRANSMITTAL IN THE APPROPRIATE SPACE THEREFOR PROVIDED BELOW AND COMPLETE THE SUBSTITUTE FORM W-9 SET FORTH BELOW.

THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

         This Letter of Transmittal is to be completed by holders of Shares (as defined below) of UNUMProvident Corp. and Dana Corporation (the "Stockholders") if certificates evidencing Shares ("Certificates") are to be forwarded herewith or, unless an Agent's Message (as defined in Instruction 2 below) is utilized, if delivery of Shares is to be made by book-entry transfer to an account maintained by Wilmington Trust Company (the "Depository") at The Depository Trust Company ("DTC") (a "Book-Entry Transfer Facility") pursuant to the procedures set forth in the prospectus under Terms of the Exchange Offer,
Section 3 (as defined below).

DELIVERY OF DOCUMENTS TO A BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

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

DESCRIPTION OF SHARES TENDERED

NAME(S) AND
ADDRESS(ES) OF
REGISTERED HOLDER(S)
(PLEASE FILL IN, IF BLANK,
EXACTLY AS NAME(S)APPEAR
ON CERTIFICATE(S)
                                 SHARE          NUMBER OF SHARES       NUMBER
                              CERTIFICATE        REPRESENTED BY       OF SHARES
                              NUMBER(S)(1)      CERTIFICATE(S)(1)    TENDERED(2)

-------------------------     --------------------------------------------------

-------------------------     --------------------------------------------------
                         Total Shares Tendered:_________________________________

---------------------------------------------------------

 (1) Need not be completed by holders of Shares delivering Shares by Book-Entry Transfer.

 (2) Unless otherwise indicated, it will be assumed that all Shares represented by Certificates delivered to the Depositary are being tendered. See Instruction 4.
----------------------------------------------------

/ / CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE DEPOSITARY WITH A BOOK-ENTRY TRANSFER FACILITY, AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN A BOOK-ENTRY TRANSFER FACILITY MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER).

  (N)ame of Tendering Institution:________________________________________

  (C)heck Box of Book-Entry Transfer Facility:

       / / DTC

(A)ccount Number:___________________________________________________

  (T)ransaction Code Number:________________________________

/ / CHECK HERE IF SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING. PLEASE ENCLOSE A PHOTOCOPY OF SUCH NOTICE OF GUARANTEED DELIVERY.

  (N)ame(s) of Registered Holder(s):__________________________________________

  (W)indow Ticket Number (if any):____________________________________________

  (D)ate of Execution of Notice of Guaranteed Delivery:_____________________

  (N)ame of Institution which Guaranteed Delivery:__________________________

  (I)f delivered by Book-Entry Transfer, check box of Applicable Book-Entry
Facility:

       / / DTC


  (A)ccount Number:_________________________________________________

  (T)ransaction Code Number:_________________________________

                     PLEASE READ THE INSTRUCTIONS SET FORTH
                     IN THIS LETTER OF TRANSMITTAL CAREFULLY

Ladies and Gentlemen:

         The undersigned hereby delivers to MindLoft.Com Incorporated, a Florida corporation ("Offeror") the above-described shares of common stock, (the "Shares"), of ____________________(the "Company"), in exchange for Offeror's common stock as defined in the Exchange Offer, upon the terms and subject to the conditions set forth in the Exchange Offer dated _______________, 2000 (the "Exchange Offer"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which together with any amendments or supplements thereto or hereto) constitute the "Offer").

         Subject to, and effective upon, acceptance for exchange of, Shares deposited herewith in accordance with the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms or conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to, or upon the order of, Offeror all right, title and interest in and to all of the Shares that are being deposited hereby and any and all other Shares or other securities issued or issuable in respect of such Shares on or after _______________, 2000 (a "Distribution"), and irrevocably constitutes and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares (and any Distributions), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver Certificates evidencing such Shares (and any Distributions), or transfer ownership of such Shares (and any Distributions) on the account books maintained by a Book-Entry Transfer Facility together, in any such case, with all accompanying evidences of transfer and authenticity to, or upon the order of, Offeror, upon receipt by the Depositary as the undersigned's agent, of the common stock, (ii) present such Shares (and any Distributions) for transfer on the books of the Company and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and any Distributions), all in accordance with the terms and subject to the conditions of the Offer.

         The undersigned hereby irrevocably appoints Malcolm Roy in his capacity as an officer of the Offeror, and any individual who shall thereafter succeed to such office of Offeror, and each of them, as the attorney-in-fact and proxy of the undersigned, each with full power of substitution, to the full extent of the undersigned's rights with respect to all Shares deposited hereby and accepted for exchange by Offeror (and any Distributions), including, without limitation, the right to vote such Shares (and any Distributions) in such manner as each such attorney and proxy or his substitute shall, in his or her sole discretion, deem proper. All such powers of attorney and proxies, being deemed to be irrevocable, shall be considered coupled with an interest in the Shares deposited herewith. Such appointment will be effective when, and only to the extent that, Offeror accepts such Shares for exchange. Upon such acceptance for exchange, all prior powers of attorney and proxies given by the undersigned with respect to such Shares (and any Distributions) will be revoked, without further action, and no subsequent powers of attorneys and proxies may be given with respect thereto (and, if given, will be deemed ineffective). The designees of Offeror will, with respect to the Shares (and any Distributions) for which such appointment is effective, be empowered to exercise all voting and other rights of the undersigned with respect to such Shares (and any Distributions) as they in their sole discretion may deem proper. Offeror reserves the absolute right to require that, in order for Shares to be deemed validly tendered, immediately upon the acceptance for exchange of such Shares, Offeror or its designees are able to exercise full voting rights with respect to such Shares (and any Distributions).

         All authority conferred or agreed to be conferred in this Letter of Transmittal shall be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. Except as stated in the Exchange Offer, this tender is irrevocable.

         The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares delivered hereby (and any Distributions) and that, when the same are accepted for exchange by Offeror, Offeror will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances, and that the Shares delivered hereby (and any Distributions) will not be subject to any adverse claim. The undersigned, upon request, will execute and deliver any additional documents deemed by the Depositary or Offeror to be necessary or desirable to complete the sale, assignment and transfer of Shares delivered hereby (and any Distributions). In addition, the undersigned shall promptly remit and transfer to the Depositary for the account of Offeror any and all Distributions issued to the undersigned on or after _______________, 2000, in respect of the Shares tendered hereby, accompanied by appropriate documentation of transfer; and pending such remittance and transfer or appropriate assurance thereof, Offeror shall be entitled to all rights and privileges as owner of any such Distributions and may withhold the common stock or deduct from the exchange price the value thereof, as determined by Offeror in its sole discretion.

         The undersigned understands that the valid delivery of Shares pursuant to any one of the procedures described in Section 3 of the Exchange Offer and in the instructions hereto will constitute a binding agreement between the undersigned and Offeror with respect to such Shares upon the terms and subject to the conditions of the Offer.

         The undersigned recognizes that, under certain circumstances set forth in the Exchange Offer, Offeror may not be required to accept for exchange any of the Shares tendered hereby.

         Unless otherwise indicated herein under "Special Payment Instructions", please issue the Common Stock and/or return any Certificates evidencing Shares not tendered or not accepted for exchange in the name(s) of the registered holder(s) appearing under "Description of Shares Tendered". Similarly, unless otherwise indicated under "Special Delivery Instructions", please mail the Common Stock and/or return any Certificates evidencing Shares not tendered or not accepted for exchange (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing under "Description of Shares Tendered". In the event that both the "Special Payment Instructions" and the "Special Delivery Instructions" are completed, please issue the Common Stock and/or return any such Certificates evidencing Shares not tendered or not accepted for exchange (and accompanying documents, as appropriate) in the name(s) of, and deliver such check and/or return such certificates (and accompanying documents, as appropriate) to, the person(s) so indicated. Unless otherwise indicated herein under "Special Payment Instructions", in the case of a book-entry delivery of Shares, please credit the account maintained at the Book-Entry Transfer Facility indicated above with respect to any Shares not accepted for payment. The undersigned recognizes that Offeror has no obligation pursuant to the "Special Payment Instructions" to transfer any Shares from the name of the registered holder thereof if Offeror does not accept for exchange any of the Shares tendered hereby.

--------------------------------------------------------------------------------

                          SPECIAL PAYMENT INSTRUCTIONS
                          (SEE INSTRUCTIONS 5, 6 AND 7)

     To be completed ONLY if certificates for Shares not tendered or not accepted for exchange and/or the Common Stock are to be issued in the name of someone other than the undersigned, or if Shares delivered by book-entry transfer that are not accepted for exchange are to be returned by credit to an account maintained at a Book-Entry Transfer Facility other than the account indicated above.

Issue:   [ ]     Check    [ ]  Certificate(s) to:


Name:  _________________________________________________________________________
                         (Please print or type)

Address:  ______________________________________________________________________
                         (Include Zip Code)

________________________________________________________________________________
                         (Tax Identification or Social Security Number)
                         (See Substitute Form W-9)

[ ] Credit unexchanged Common Shares delivered by book-entry transfer to the Book-Entry Transfer Facility account set forth below:

Check appropriate Box:
[ ]     The Depositor Trust Company
[ ]     Philadelphia Depository Trust Company


_________________________________________________
(Account Number)

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

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                          SPECIAL DELIVERY INSTRUCTIONS
                          (SEE INSTRUCTIONS 5, 6 AND 7)

         To be completed ONLY if certificates for Shares not tendered or not accepted for exchange and/or the Common Stock are to be sent to someone other than the undersigned, or to the undersigned at an address other than that above.

Mail: (check appropriate box(es))

[ ]      Check to:
[ ]      Certificate(s) to:

Name:  _________________________________________________________________________
                         (Please print or type)

Address:  ______________________________________________________________________
                         (Include Zip Code)

________________________________________________________________________________
                         (Tax Identification Number)
                         (See Substitute Form W-9)

STOCKHOLDER:  SIGN HERE AND COMPLETE SUBSTITUTE FORM W-9 BELOW

______________________________________________________________

______________________________________________________________
              (SIGNATURE(S) OF STOCKHOLDER(S))

DATED:    ____________________________, 2000

--------------------------------------------------------------------------------


                                    IMPORTANT
                              STOCKHOLDER SIGNATURE
                    (Also Complete Substitute Form W-9 Below)


         _____________________________________________________

         _____________________________________________________
         (Signature(s) or Owner(s)

         Name(s)______________________________________________

         Name of Firm_________________________________________

         Capacity (full title)________________________________
                                    (See Instruction 5)

         Address______________________________________________
                                              (Zip Code)

         Area Code and Telephone Number_________________________________________

         Taxpayer Identification or Social Security Number______________________
                                                     (See Substitute Form W-9)

         Dated:_______________, 2000


         (Must be signed by registered holder(s) exactly as name(s) appear(s) on stock certificate(s) or on a security position listing or by the person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer or a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5).

         GUARANTEE OF SIGNATURE(S)
         (See Instructions 1 and 5)

         FOR USE BY FINANCIAL INSTITUTIONS ONLY. PLACE MEDALLION GUARANTEE IN SPACE BELOW.

         Authorized signature(s)___________________________________________

         Name(s)___________________________________________________________

         __________________________________________________________________

         Name of Firm______________________________________________________
                                        (Please Print)

         __________________________________________________________________
                                                      (Zip Code)

         Area Code and Telephone Number_________________________________________

         Dated:_______________, 2000


                                  INSTRUCTIONS
              FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

     1. Guarantee of Signatures. Except as otherwise provided below, signatures on this Letter of Transmittal must be guaranteed by a member in good standing of the Securities Transfer Agent's Medallion Program, or by any other bank, broker, dealer, credit union, savings association or other entity that is an "eligible guarantor institution", as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (the "Exchange Act") (each of the foregoing constituting an "Eligible Institution"), unless the Shares tendered hereby are tendered (i) by the registered holder (which term, for purposes of this document, shall include any participant in a Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Shares) of such Shares who has completed neither the box entitled "Special Payment Instructions" nor the box entitled "Special Delivery Instructions" hereby or (ii) for the account of an Eligible Institution. See Instruction 5. If the Certificates are registered in the name of a person other than the signer of this Letter of Transmittal, or if the Units are to be made or delivered to, or Certificates evidencing unexchanged Shares are to be issued or returned to, a person other than the registered owner, then the tendered Certificates must be endorsed or accompanied by duly executed stock powers, in either case signed exactly as the name or names of the registered owner or owners appear on the Certificates, with the signatures on the Certificates or stock powers guaranteed by an Eligible Institution as provided herein. See Instruction 5.

     2. Requirement of Tender. This Letter of Transmittal is to be completed by Stockholders if Certificates evidencing Shares are to be forwarded herewith or, unless an Agent's Message is utilized, if delivery of Shares is to be made pursuant to the procedures for book-entry transfer set forth in Section 3 of the Exchange Offer. For a Stockholder to validly tender Shares pursuant to the Offer, either (a) a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof), with any required signature guarantees or an Agent's Message (in connection with book-entry transfer of shares of Common Stock) and any other required documents, must be received by the Depositary at one of its addresses set forth herein prior to the Expiration Date (as defined in Section 1 of the Exchange Offer) and either (i) Certificates for tendered Shares must be received by the Depositary at one of such addresses prior to the Expiration Date or (ii) Shares must be delivered pursuant to the procedures for book-entry transfer set forth in Section 3 of the Exchange Offer and a Book-Entry Confirmation must be received by the Depositary on or prior to the Expiration Date or (b) the tendering stockholder must comply with the guaranteed delivery procedures set forth herein and in Section 3 of the Exchange Offer.

Stockholders whose certificates for securities are not immediately available or who cannot deliver their certificates and all other required documents to the Depositary prior to the expiration Date or who cannot comply with the book entry procedures on a timely basis may tender their securities by properly completing and duly executing the Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth herein and in Section 3 of the Exchange Offer.

Pursuant to such guaranteed delivery procedures, (i) such tender must be made by or through an Eligible Institution, (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by Offeror, must be received by the Depositary prior to the Expiration Date and (iii) the certificates of all tendered securities, in proper form for transfer (or a book-entry Confirmation with respect to all tendered securities), together with a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof), with any required signature guarantees, or, in the case of a book-entry transfer, an Agent's Message, and any other required documents must be received by the Depositary within three trading days after the date of execution of such Notice of Guaranteed Deliver. A "trading day" is any day on which the Nasdaq National Market is open for business.

The term "Agent's Message" means a message, transmitted by the Book-Entry Transfer Facility to, and received by, the Depositary and form a part of a Book-Entry Confirmation, which states tha such Book-Entry Transfer Facility has received an express acknowledgment from the participant in such Book-Entry Transfer Facility tendering the shares of common stock, that such participant has received and agrees to be bound by such terms of the Letter of Transmittal and that Offeror may enforce such agreement against the participant.

The signatures on this Letter of Transmittal cover the securities tendered hereby.

THE METHOD OF DELIVERY OF CERTIFICATES, THIS LETTER OF TRANSMITTAL AND ANY OTHER REQUIRED DOCUMENTS, IS AT THE OPTION AND SOLE RISK OF THE TENDERING STOCKHOLDER AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

         No alternative, conditional or contingent tenders will be accepted and no fractional Shares will be exchanged. All tendering Stockholders, by execution of this Letter of Transmittal (or a facsimile thereof), waive any right to receive any notice of the acceptance of their Shares for exchange.

         3. Inadequate Space. If the space provided herein is inadequate, the information required under "Description of Shares Tendered" should be listed on a separate signed schedule attached hereto.

         4. Partial Tenders. If fewer than all of the Shares represented by any Certificates delivered to the Depositary herewith are to be tendered hereby, fill in the number of Shares which are to be tendered in the box entitled "Number of Shares Tendered." In such case, if Offeror accepts the tendered Shares for exchange, a new Certificate for the remainder of the Shares that were evidenced by your old certificate(s) will be sent, without expense, to the person(s) signing this Letter of Transmittal, unless otherwise provided in the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" on this Letter of Transmittal, as soon as practicable after the Expiration Date. All Shares represented by Certificate(s) delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

         5. Signatures on Letter of Transmittal, , Instruments of Transfer and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the Certificate(s) without alteration, enlargement or any change whatsoever.

         If any of the Shares tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

         If any of the tendered Shares are registered in different names on several Certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of Certificates.

         If this Letter of Transmittal or any Certificates or instruments of transfer are signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Offeror of such person's authority to so act must be submitted.

         If this Letter of Transmittal is signed by the registered holder(s) of the Shares listed and transmitted hereby, no endorsements of Certificates or separate instruments of transfer are required unless payment is to be made, or Certificates not tendered or not exchanged are to be issued or returned, to a person other than the registered holder(s). Signatures on such Certificates or instruments of transfer must be guaranteed by an Eligible Institution.

         If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares evidenced by the Certificate(s) listed and transmitted hereby, the Certificate(s) must be endorsed or accompanied by appropriate instruments of transfer, in either case signed exactly as the name(s) of the registered holder(s) appear on the Certificate(s). Signatures on such Certificate(s) or instruments of transfer must be guaranteed by an Eligible Institution.

         6. Transfer Taxes. Offeror will not pay or cause to be paid any transfer taxes with respect to the transfer and sale of Shares to it or its order pursuant to the Offer and such transfer taxes will be charged to the tendering stockholder.

         7. Special Payment and Delivery Instructions. If Certificates for unexchanged Shares are to be issued in the name of a person other than the signer of this Letter of Transmittal or such Certificates are to be returned to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. If any tendered Shares are not exchanged for any reason and such Shares are delivered by Book-Entry Transfer Facility, such Shares will be credited to an account maintained at the appropriate Book-Entry Transfer Facility.

         8. Waiver of Conditions. The conditions of the Offer may be waived by Offeror, in whole or in part, at any time or from time to time, in Offeror's sole discretion subject to the conditions described in the Exchange Offer.

         9. Backup Withholding Tax. Each tendering Stockholder is required to provide the Depositary with a correct Taxpayer Identification Number ("TIN") on Substitute Form W-9, which is provided under "Important Tax Information" below and to certify that the stockholder is not subject to backup withholding.

FAILURE TO PROVIDE THE INFORMATION ON THE SUBSTITUTE FORM W-9 MAY SUBJECT THE TENDERING STOCKHOLDER TO 31% FEDERAL INCOME TAX BACKUP WITHHOLDING ON THE PAYMENT OF THE PURCHASE PRICE FOR THE SHARES.

The tendering Stockholder should indicate in the box in Part III of the Substitute Form W-9 if the tendering Stockholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the Stockholder has indicated in the box in Part III that a TIN has been applied for and the Depositary is not provided with a TIN by the time of payment, the Depositary will withhold 31% of all Units, if any, made thereafter pursuant to the Offer until a TIN is provided to the Depositary.

     10. Lost or Destroyed Certificates. If any Certificate(s) representing Shares has been lost or destroyed, the holders should promptly notify the Company's transfer agent, Bank of New York. The holders will then be instructed as to the procedure to be followed in order to replace the Certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed Certificates have been followed.

     IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A MANUALLY SIGNED FACSIMILE THEREOF) TOGETHER WITH ANY REQUIRED SIGNNATURE GUARANTEES, OR, IN THE CASE OF ABOOK-ENTRY TRANSFER, AN AGENT'S MESSAGE, AND ANY OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRATION DATE AND EITHER CERTIFICATES FOR TENDERED SECURITIES MUST BE RECEIVED BY THE DEPOSITARY OR SECURITIES MUST BE DLEIVERED PURSUANT TO THE PROCEDURES FOR BOOK-ENTRY TRANSFER, IN EACH CASE PRIOR TO THE EXPIRATION DATE, OR THE TENDERING STOCKHOLDER MUST COMPLY WITH THE PROCEDURES FOR GUARANTEED DELIVERY.

                            IMPORTANT TAX INFORMATION

         Under federal income tax law, a Stockholder whose tendered Shares are accepted for exchange is required to provide the Depositary (as payor) with such Stockholder's correct TIN on Substitute Form W-9 below. If such Stockholder is an individual, the TIN is his or her social security number. If the tendering Stockholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, such Stockholder should so indicate on the Substitute Form W-9. See Instruction 10. If the Depositary is not provided with the correct TIN, the Stockholder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such Stockholders with respect to Shares purchased pursuant to the Offer may be subject to backup federal income tax withholding.

         Certain Stockholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, such Stockholder must submit a statement, signed under penalties of perjury, attesting to that individual's exempt status. Forms for such statements can be obtained from the Depositary. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

         If backup withholding applies, the Depositary is required to withhold 31% of any payments made to the Stockholder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9

         To prevent backup federal income tax withholding with respect to payment of the purchase price for Shares purchased pursuant to the Offer, a Stockholder must provide the Depositary with his correct TIN by completing the Substitute Form W-9 below, certifying that the TIN provided on

Substitute Form W-9 is correct (or that such Stockholder is awaiting a TIN) and that (1) such Stockholder has not been notified by the Internal Revenue Service that he is subject to backup withholding as a result of failure to report all interest or dividends or (2) the Internal Revenue Service has notified the Stockholder that he is no longer subject to backup withholding.

WHAT NUMBER TO GIVE THE DEPOSITARY

         The Stockholder is required to give the Depositary the social security number or employer identification number of the record holder of the Shares tendered hereby. If the Shares are registered in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report.

______________________________, 2000
            Signature

Date
       Name (Please Print)

-------------------------------------------------------

                  PAYOR'S NAME: WILMINGTON TRUST COMPANY

----------------------------------- ---------------------------- -----------------------------------------------------
SUBSTITUTE                          Part 1. Please provide your   Social Security Number OR
                                    TIN in the box at right       Employer Identification
                                    and certify by signing        Number
                                    and Dating below.
         Form W-9
Department of Treasury                                            _______________________________
Internal Revenue Service

                                    ---------------------------- -----------------------------------------------------
                                    Part 2.  Check the box if you are NOT subject to backup withholding under the
                                    Provisions of Section 3408(a)(1)(C) of the Internal Revenue Code of 1986 because
                                    (1) you have not been notified that you are subject to backup withholding as a result of failure to report all interest or dividends or (2) the Internal Revenue
                                    Service has notified you that you are no longer subject to backup withholding [ ]
Payor's Request for
Taxpayer Identification
Number ("TIN") and                  ----------------------------------------------------------------------------------
Certification
                                    Part 3 - Certification - Under the penalties of perjury, I certify that the information Provided on this form is true, correct and complete.

                                    ----------------------------------------------------------------------------------

                                    Print your name:____________________________


                                    Address:____________________________________

                                    ____________________________________________

                                    ____________________________________________

                                   Signature:___________________________________    [ ] Awaiting TIN

                                   Date: ____________________________


----------------------------------- ---------------------------- -----------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING ON ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF SUBSTITUTE FORM W-9.

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             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

         I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within 60 days, 31% of all reportable payments made to me thereafter will be withheld until I provide a number.


______________________________________   _______________________________________
               Signature                                Date

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